Per Share Data	12 Months Ended
Mar. 31, 2012
Per Share Data

(22) Per Share Data

The following table sets forth the computation of basic and diluted net income (loss) per share as of March 31:

	Yen (Millions) except per share data
	2010	2011	2012
Numerator:
Net income (loss)	¥(11,454)	3,163	(2,195)

Denominator:
Basic weighted average shares of common stock outstanding	178,722,505	175,481,854	173,271,717
Dilutive effect of exercise of stock options	—	13,604	—

Diluted weighted average shares of common stock outstanding	178,722,505	175,495,458	173,271,717

Basic net income (loss) per share	¥(64.09)	18.03	(12.67)
Diluted net income (loss) per share	(64.09)	18.03	(12.67)

At March 31, 2010, 2011 and 2012, Advantest had outstanding stock options into 3,060,000, 1,610,000 and 4,888,206 shares of common stock, respectively, which were anti-dilutive and excluded from the calculation of diluted net income per share but could potentially dilute net income per share in future periods.